Analysis of cash and cash equivalents (Tables)	12 Months Ended
Dec. 31, 2021
Analysis of cash and cash equivalents
Schedule of the analysis of cash and cash equivalents

	2021	2020	2019
	£m	£m	£m
At 1 January
- cash	124,489	80,993	91,368
- cash equivalents	14,710	19,595	17,568
	139,199	100,588	108,936
Net increase/(decrease) in cash and cash equivalents	51,507	38,611	(8,348)
At 31 December	190,706	139,199	100,588

Comprising:
Cash and balances at central banks	177,757	124,489	80,993
Trading assets	7,137	9,220	12,578
Other financial assets	16	173	459
Loans to banks - amortised cost (1)	5,796	5,317	6,558
Cash and cash equivalents	190,706	139,199	100,588

(1)	Includes cash collateral posted with bank counterparties in respect of derivative liabilities of £4,293 million (2020 - £7,592 million; 2019 - £7,570 million).